SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2010

GC China Turbine Corp.
 (Exact name of registrant as specified in Charter)

NEVADA	333-141641	98-0536305
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 86, Nanhu Avenue, East Lake Development Zone,
Wuhan, Hubei Province 430223
People’s Republic of China
(Address of Principal Executive Offices)

+8627-8798-5051
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The following information is being provided under Item 7.01 Regulation FD Disclosure in this Current Report on Form 8-K:  GC China Turbine Corp. (the “Company”) Corporate Presentation.

The information in this report is being furnished, not filed, pursuant to Regulation FD.  Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit
No.	Description
99	GC China Turbine Corp. Corporate Presentation January 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GC China Turbine Corp.

Dated: January 14, 2010	By:	/s/ Qi Na
Qi Na
Chief Executive Officer